Exhibit h 3 d ii

AMENDMENT TO SHAREOLDER SERVICES PLAN
FOR CLASS R1 SHARES OF
MAINSTAY FUNDS TRUST

Schedule A
(Amended & Restated as of March 30, 2010)

FUND
MainStay Cash Reserves Fund
MainStay Conservative Allocation Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Epoch U. S. Equity Fund
MainStay Floating Rate Fund
MainStay Growth Allocation Fund
MainStay Growth Equity Fund
MainStay High Yield Municipal Bond Fund
MainStay ICAP Equity Fund
MainStay ICAP International Fund
MainStay ICAP Global Fund
MainStay ICAP Select Equity Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund
MainStay S&P 500 Index Fund
MainStay Short Term Bond Fund
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay 130/30 International Fund
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Exhibit h 3 d ii

AMENDMENT TO SHAREHOLDER SERVICES PLAN
FOR CLASS R2 SHARES OF
MAINSTAY FUNDS TRUST

Schedule A
(Amended & Restated as of March 30, 2010)

FUND
MainStay Cash Reserves Fund
MainStay Conservative Allocation Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Epoch U. S. Equity Fund
MainStay Floating Rate Fund
MainStay Growth Allocation Fund
MainStay Growth Equity Fund
MainStay High Yield Municipal Bond Fund
MainStay ICAP Equity Fund
MainStay ICAP International Fund
MainStay ICAP Global Fund
MainStay ICAP Select Equity Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund
MainStay S&P 500 Index Fund
MainStay Short Term Bond Fund
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay 130/30 International Fund
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Exhibit h 3 d ii

AMENDMENT TO SHAREHOLDER SERVICES PLAN
FOR CLASS R3 SHARES OF
MAINSTAY FUNDS TRUST

Schedule A
(Amended & Restated as of March 30, 2010)

FUND
MainStay Cash Reserves Fund
MainStay Conservative Allocation Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Epoch U. S. Equity Fund
MainStay Floating Rate Fund
MainStay Growth Allocation Fund
MainStay Growth Equity Fund
MainStay High Yield Municipal Bond Fund
MainStay ICAP Equity Fund
MainStay ICAP International Fund
MainStay ICAP Global Fund
MainStay ICAP Select Equity Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund
MainStay S&P 500 Index Fund
MainStay Short Term Bond Fund
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay 130/30 International Fund
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund